UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 26, 2010
The Gabelli Equity Trust Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	811-04700 (Commission File Number)	22-2736509 (I.R.S. Employer Identification No.)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 1-800-422-3554
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 25, 2010, the Board of Directors of The Gabelli Equity Trust Inc. (the “Fund’”) appointed Joseph H. Egan, age 66, as Acting Treasurer of the Fund, effective as of the close of business on March 26, 2010. Agnes Mullady, who is the Treasurer of the Fund, is taking a leave of absence for a limited period of time for personal reasons, effective as of the close of business on March 26, 2010.
Mr. Egan has been the Assistant Treasurer of the Fund and all of the other registered investment companies in the Gabelli/GAMCO Funds complex since 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GABELLI EQUITY TRUST INC.
Date: March 31, 2010	By:	/s/ Peter D. Goldstein
Peter D. Goldstein
Acting Secretary